EXHIBIT 99.5
                                 ------------



[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com



                             Facsimile Cover Sheet

To: The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6

Attention:      Matthew Sabino


Fax number:     To be hand delivered

Date:           30 April 2007

Pages (including cover page):  5

Our Reference No: External ID: 9396940NOV / Risk ID: 571200017

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.


For Interest Rate Products:                         For Equity Derivatives:
Telephone Numbers: (212) 538-9370                   Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119
Facsimile number: (917) 326-8603                    Facsimile number: (212) 325-8173
Email: list.otc-inc-accept-ny@credit-suisse.com

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.



                                  Registered Office as above.
                                  Registered with unlimited liability in England under No. 2500199
                                  Authorised and regulated by The Financial
                                  Services Authority
                                  VAT No: GB 447 0737 41

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                             Novation Confirmation

Date:    30 April 2007

To: The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6

To:      Credit Suisse Management LLC

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 9396940NOV
------------------------------------------------------------------------------

Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

      Novation Date:                              30 April 2007

      Novated Amount:                             100 per cent. of the
                                                  Notional Amount of the Old
                                                  Transaction

      Transferor:                                 Credit Suisse Management LLC

      Transferee:                                 The Bank of New York, not in
                                                  its individual or corporate
                                                  capacity but solely as
                                                  Trustee of the Swap Trust
                                                  for Alternative Loan Trust
                                                  2007-OA6

      Remaining Party:                            Credit Suisse International

      New Agreement (between Transferee and       1992 ISDA Master Agreement
      Remaining Party):                           dated as of 30 April 2007

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


      3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

      Trade Date of Old Transaction:              30 April 2007
      Effective Date of Old Transaction:          30 April 2007
      Termination Date of Old Transaction:        25 June 2037


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

      Full First Calculation Period:              Applicable

      5. Miscellaneous Provisions:


      Non-Reliance:                               Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.



Credit Suisse International                    Credit Suisse International



By: /s/ Erica L. Hryniuk                       By:  /s/ Marleen Nobile
Name:   Erica L. Hryniuk                            Name: Marleen Nobile
Title:  Authorized Signatory                        Title: Authorized Signatory


Credit Suisse Management LLC



By: /s/ Christy Grant
Name: Christy Grant
Title: Vice President



The Bank of New York, not in its individual or corporate capacity, but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6



By: /s/ Michelle K. Penson
Name:   Michelle K. Penson
Title:  Vice President






Our Reference No: External ID: 9396940NOV/ Risk ID: 571200017

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                                   EXHIBIT A
                                   ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                             Facsimile Cover Sheet

To: The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6

Attention:     Matthew Sabino

Fax number:    To be hand delivered

Date:          30 April 2007

Pages (including cover page):        8

Our Reference No: External ID: 9396940 / Risk ID: 571200017

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.


For Interest Rate Products:                             For Equity Derivatives:
Telephone Numbers: (212) 538-9370                       Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119
Facsimile number: (917) 326-8603                        Facsimile number: (212) 325-8173
Email: list.otc-inc-accept-ny@credit-suisse.com

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                                   Registered Office as above.
                                Registered with unlimited liability in England
                                                             under No. 2500199
                                     Authorised and regulated by The Financial
                                                            Services Authority
                                                        VAT No: GB 447 0737 41

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                                                                 30 April 2007

The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6

External ID: 9396940
------------------------------------------------------------------------------
Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "Party A" means Credit Suisse International and "Party B" means The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions.

      This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 April 2007 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Party A and Party B each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other. Terms used herein and not otherwise defined herein, in the Definitions or in the Agreement shall have the meanings ascribed to them in the Pooling and Servicing Agreement for Alternative Loan Trust 2007-OA6 among CWALT, Inc., as Depositor, Countrywide Home Loans, Inc, as a Seller, Park Granada LLC, as a Seller, Park Monaco, Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and The Bank of New York, as Trustee, dated as of 1 April 2007, as amended from time to time (the "PSA"). In the event of an inconsistency between the terms defined in the PSA and this Confirmation, the Confirmation will govern (but with respect to the terms set forth in the Certain Definitions Section, the PSA will govern).


                                                   Registered Office as above.
                                Registered with unlimited liability in England
                                                             under No. 2500199
                                     Authorised and regulated by The Financial
                                                            Services Authority
                                                        VAT No: GB 447 0737 41

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com



2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      General Terms

            Notional Amount:                            In respect of each Calculation Period ending on a Period End
                                                        Date, the Class Certificate Balance (as defined in the PSA) of the Class A-1-A Certificates (CUSIP 02150P AA6) for the
                                                        Distribution Date immediately preceding such Period End Date after giving effect to distributions on such Distribution Date;
                                                        provided that the Notional Amount with respect to the
                                                        Calculation Period ending on the initial Period End Date will be
                                                        USD 254,245,000.

            Trade Date:                                 30 April 2007

            Effective Date:                             30 April 2007

            Termination Date:                           The earlier of (i) the date on which the Class Certificate
                                                        Balance (as defined in the PSA) of the Class A-1-A Certificates has been reduced to zero, and (ii) 25 June 2037 (in each case, subject to adjustment in accordance with the Following Business
                                                        Day Convention with respect to the Party A Floating Amount and the Party B Floating Amount).

            Period End Date:                            The 25th day of each month from and including 25 May 2007, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

            Floating Rate Day Count Fraction:           Actual/360

            Business Days:                              New York, California and Texas.


     Party A Floating Amount

            Party A Floating Rate Payer:                One (1) Business Day prior to each Period End Date.



External ID: 9396940




[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


            Payment Dates:

            Floating Rate Option:                       LIBOR (as defined in the PSA)

            Designated Maturity:                        One Month

            Spread:                                     Plus (i) 0.140% per annum in respect of each Calculation Period with a Period End Date falling on or before the Optional
                                                        Termination Date (as defined in the PSA), and (ii) 0.280% per annum in respect of each Calculation Period (if any) with a
                                                        Period End Date falling in the period after the Optional
                                                        Termination Date.

            Reset Dates:                                The first day of each Calculation Period.

            Compounding:                                Inapplicable

     Party B Floating Amount

            Party B Floating Rate Payer Payment Dates:  Each Period End Date.

            Party B Floating Amount:                    Notwithstanding Section 6.1 of the Definitions, in respect of each Calculation Period ending on each Period End Date, the sum of:

                                                        (a) the product of (A) the Swap Fee Rate, (B) the Notional
                                                        Amount and (C) the Floating Rate Day Count Fraction (the "Swap
                                                        Fee");

                                                        (b) the excess, if any, of (i) the product of (a) the
                                                        Pass-Through Rate for the Class A-1-A Certificates in respect of the Distribution Date in the same calendar month as such Period
                                                        End Date, (b) the Notional Amount and (c) the Floating Rate Day
                                                        Count Fraction over (ii) any Net Deferred Interest (as defined in the PSA) allocated to the Class A-1-A Certificates in
                                                        accordance with Section 4.03 of the PSA on the Distribution Date in the same calendar month as such Period End Date (the "Current
                                                        Interest");

                                                        (c) the excess, if any, of (i) the Current Interest for the
                                                        Class A-1-A Certificates in respect of prior


External ID: 9396940




[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                                                        Distribution Dates over (ii) the amount actually distributed to the Swap Account (as defined in the PSA) in respect of the Class
                                                        A-1-A Certificates with respect to interest on such prior
                                                        Distribution Dates (the "Interest Carryforward Amount");

                                                        (d) the sum of:


                                                            (i) the product of (A) the Pass-Through Rate for the Class
                                                            A-1-A Certificates in respect of the Distribution Date in
                                                            the same calendar month as such Period End Date, (B) the
                                                            Swap Principal Amount immediately prior to the Distribution
                                                            Date in the same calendar month as such Period End Date and
                                                            (C) the Floating Rate Day Count Fraction; and

                                                            (ii) the sum of the amount of (i) Principal Distribution
                                                            Amount and (ii) Excess Cashflow (each as defined in the PSA)
                                                            required under Section 4.02 of the PSA to be deposited into the Swap Account (as defined in the PSA) in reduction of the
                                                            Swap Principal Amount in respect of the Distribution Date in the same calendar month as such Floating Rate Payer Period
                                                            End Date; and

                                                        (e) the amount of Excess Cashflow (as defined in the PSA)
                                                        required under Section 4.02 of the PSA to be deposited in the
                                                        Swap Account (as defined in the PSA) with respect to any Net
                                                        Rate Carryover in respect of the Class A-1-A Certificates in respect of the Distribution Date in the same calendar month as such Floating Rate Payer Period End Date.

            Swap Fee Rate:                              (i) 0.065% per annum in respect of each Calculation Period with a Floating Rate Payer Period End Date falling on or before the
                                                        Optional Termination Date, (as defined in the PSA) and (ii)
                                                        0.130% per annum in respect of each Calculation Period (if any)
                                                        with a Floating Rate Payer Period End Date falling in the period after the Optional Termination Date.


External ID: 9396940




[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


     Other Provisions

            Netting of Payments:                        Notwithstanding anything to the contrary in Section 2(c) of the
                                                        Agreement, amounts that are payable with respect to Calculation
                                                        Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in
                                                        Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For the avoidance of doubt, this netting provision shall be deemed not to modify Section 6(e) of the Agreement.

     Certain Definitions
     -------------------

     The terms below are defined herein for convenience only. In the event of any inconsistency in the definitions of these terms between this Confirmation and the PSA, the PSA shall prevail.

            Distribution Date:                          The 25th day of each calendar month after the initial issuance of the Class A-1-A Certificates, or if such 25th day is not a
                                                        Business Day, the next succeeding Business Day (as defined in the PSA), commencing in May 2007.

            Net Rate Carryover:                         With respect to any Distribution Date, the sum of (A) the
                                                        excess, if any, of (i) the amount of interest that the Class
                                                        A-1-A Certificates would otherwise have accrued for such
                                                        Distribution Date had its Pass-Through Rate not been determined based on the Net Rate Cap (as defined in the PSA) for the Class
                                                        A-1-A Certificates, over (ii) the amount of interest accrued on the Class A-1-A Certificates at the related Net Rate Cap for such Distribution Date and (B) the Net Rate Carryover for the
                                                        Class A-1-A Certificates for all previous Distribution Dates not previously paid pursuant to Section 4.02 of the PSA, together with interest thereon at the then applicable Pass-Through Rate for the Class A-1-A Certificates, without giving effect to the related Net Rate Cap.



            Pass-Through Rate:                          With respect to the Class A-1-A Certificates, any Distribution
                                                        Date and the Period End Date in the


External ID: 9396940




[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


                                                        same calendar month as such Distribution Date, the lesser of (i)
                                                        (a) LIBOR (as defined in the PSA) for the related Calculation
                                                        Period plus (x) 0.140% per annum in respect of each Calculation
                                                        Period with a Period End Date falling on or before the Optional
                                                        Termination Date (as defined in the PSA) and (y) 0.280% per annum in respect of each Calculation Period (if any) with a
                                                        Period End Date falling in the period after the Optional
                                                        Termination Date and (ii) the related Net Rate Cap (as defined in the PSA) for the related Distribution Date.

            Swap Principal Amount:                      With respect to any Distribution Date, the excess, if any, of
                                                        (i) the aggregate amount of Net Deferred Interest (as defined in the PSA) otherwise allocable to the Class A-1-A Certificates in accordance with Section 4.03 of the PSA in the absence of this
                                                        Transaction over (ii) prior distributions of Principal
                                                        Distribution Amount and Excess Cashflow (each as defined in the
                                                        PSA) in respect of the Swap Principal Amount made pursuant to
                                                        Section 4.02 of the PSA (before giving effect to distributions on such Distribution Date).


     Procedural Terms
     ----------------

     Account Details:

              Payments to Party A:                      As advised separately in writing.

              Payments to Party B:                      The Bank of New York
                                                        New York, NY
                                                        ABA # 021-000-018
                                                        GLA # 111-565
                                                        For Further Credit:  TAS A/C 540845
                                                        Attn: Matthew J. Sabino 212-815- 6093
                                                        Fax:  212-815-3986



Credit Suisse International is regulated and authorised by The Financial Services Authority and has entered into this Transaction as principal. The time at which the above Transaction was executed will be notified to Party B on request.


External ID: 9396940

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.


External ID: 9396940

[LOGO OMITTED]CREDIT SUISSE           CREDIT SUISSE  INTERNATIONAL
                             One Cabot Square,           Telephone 020 7888 8888
                             London E14 4QJ              www.credit-suisse.com


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                                 Yours faithfully,

                                                 Credit Suisse International


                                                  By:/s/ Bik Kwan Chung
                                                     ---------------------------
                                                     Name:  Bik Kwan Chung
                                                     Title: Authorized Signatory


                                                 Credit Suisse International


                                                  By:/s/ Marisa Scauzillo
                                                     ---------------------------
                                                     Name: Marisa Scauzillo
                                                     Title: Authorized Signatory


Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity but solely as Trustee of the Swap Trust for Alternative Loan Trust 2007-OA6




By: /s/ Michelle K. Penson
    ----------------------
    Name:  Michelle K. Penson
    Title: Vice President




Our Reference No: External ID:  9396940 / Risk ID: 571200017



External ID: 9396940